ERI INVESTOR PRESENTATION (NASDAQ: ERII) 2018

FORWARD LOOKING STATEMENT This presentation contains forward-looking statements within the “Safe Harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this report include, but are not limited to, statements about our expectations, objectives, anticipations, plans, hopes, beliefs, intentions, or strategies regarding the future. Forward-looking statements that represent our current expectations about future events are based on assumptions and involve risks and uncertainties. If the risks or uncertainties occur or the assumptions prove incorrect, then our results may differ materially from those set forth or implied by the forward-looking statements. Our forward-looking statements are not guarantees of future performance or events. Words such as “expects,” “anticipates,” “believes,” “estimates,” variations of such words, and similar expressions are also intended to identify such forward-looking statements. These forward-looking statements are subject to risks, uncertainties, and assumptions that are difficult to predict; therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. You should not place undue reliance on these forward-looking statements, which reflect management’s opinions only as of the date of this presentation. All forward-looking statements included in this presentation are subject to certain risks and uncertainties, which could cause actual results to differ materially from those projected in the forward-looking statements, as disclosed from time to time in our reports on Forms 10-K, 10-Q, and 8-K as well as in our Annual Reports to Stockholders and, if necessary, updated in our quarterly reports on Form 10 Q or in other filings. We assume no obligation to update any such forward-looking statements. It is important to note that our actual results could differ materially from the results set forth or implied by our forward-looking statements. Page 2

ENERGY RECOVERY SNAPSHOT Who We Are An energy solutions provider and technology leader in applying fluid dynamics and advanced materials science Pressure Energy is our Arbitrage What We Do/Product Strategy ▪ Preserve or eliminate pumps that are subject to and destroyed by hostile process fluids ▪ Convert wasted pressure energy into a reusable asset Page 3

ENERGY RECOVERY: PAST, PRESENT AND FUTURE

1992 - 2014

- Developed Pressure Exchanger Technology
- Invested in R&D
- Established Market Leadership in SWRO
- Increased shipments of ERDs Worldwide
- Most successful IPO in 2008

2015 - 2017

- Signed 15-year VorTeq license, commenced collaborative testing with SLB and Liberty
- MTeq solution launched, completed initial testing
- Computational Analytics practice developed, significant investment
- Strategic partnership with Duchting Pumpen

Present: Near term strategy

- Grow and expand existing market presence in SWRO desalination
- Expand water business in desalination and beyond
- Commercialization of VorTeq
- Further development of MTeq

Future: Long term strategy

- Continued market leadership & growth in core water business
- Commercialization of VorTeq
- Further development of MTeq
- Continuous innovation of core PX technology for use in new applications energy recovery™

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CORE TECHNOLOGY – THE PRESSURE EXCHANGER Hydraulic Piston Concept Fluid Flows in Pressure Exchanger Pressure Exchange Snapshot Page 5

VALUE ARBITRAGE VIA THE PRESSURE EXCHANGER Status Quo Challenge Pressure Exchanger Advantage Value Arbitrage ✓Less specific We recycle energy consumed Pressure energy otherwise wasted ✓Less pumping is being needlessly pressure energy and capacity required wasted = wasted utilize it to pressurize ✓ Recycling electricity and $$$ other fluids or create Increased process reliability Pressure Energy Energy Pressure electricity ✓Increased life Typical pumps Elegant in expectancy present design and design and robust in ✓Increased reliability material composition material composition ✓ challenges: Susceptible Lower R&M expenses to abrasion, erosion, with tungsten ✓ carbide components Lower CAPEX (less fatigue and required redundancy) corrosion Pump Preservation Pump Page 6

▪ Click to edit Master text styles − Second level • Third level Water Business Unit Long-Term Growth Strategy Page 7

WATER PRESSURE ENERGY RECYCLING Dominating the Energy Recycling Market in Desalination – Our First Market Disrupted Before ERDs With Pressure Exchanger 60% reduction in size and subsequent energy reduction Wasted Pressure Energy Toward Geologic Mass Investment Highlights ▪ From first sale to 90% market share in under 10 years* ▪ 18,000 PX devices installed worldwide ▪ Up to 25-year life with virtually no maintenance ▪ 60%+ gross margins *MPD market share only Page 8

REINVESTMENT AND FOCUS ON WATER GROWTH Steady Forecast for Capacity Additions in Opportunity for Growth & Desalination Over Next Several Years Expansion Beyond ERDs & Pumps Average Capital Spend by Product 4,500,000 Pretreatment 4,000,000 6% Intake/Outfalls 3,500,000 7% Engineering & Design 22% 3,000,000 Installation & Fabrication 2,500,000 8% 2,000,000 1,500,000 Pumps 1,000,000 8% Incremental Incremental Capacity(m3/day) 500,000 Membranes (Incl. Pressure Vessel) 0 6% 2014 2015 2016 2017 2018 2019 SWRO &BWRO Energy Recovery Devices Other Equipment & Permitting 1% Materials* 1% 41% COMPELLING MARKET OPPORTUNITY WITH CONTINUED GLOBAL WATER DEMAND / SUPPLY GAP Source: DesalData Forecasts Page 9

Oil & Gas Business Unit VorTeq & MTeq Commercialization Page10 10

VORTEQ FOR PRESSURE PUMPING Status Quo With VorTeq NO SAND OR CHEMICALS ENTER THE PUMPS Page 11

VORTEQ CREATES SIGNIFICANT VALUE Status Quo With VorTeq Centrifugal Pump Model Existing Pumping Model New Pumping Model with 4 to 5 with 15 to 20 PD Pumps Centrifugal Pumps 1 Reduced Maintenance: 3 Centrifugal Pump Model $3M to $4M p/yr p/fleet* $8M to $12M p/yr p/fleet* 2 Decreased Pump Redundancy / Lower CAPEX: $1M to $2M p/yr p/fleet* *ERI estimates Page 12

VORTEQ AGREEMENT & COMMERCIALIZATION PATH o VorTeq Commercialization is twofold: ▪ ERII entered into a license agreement with Schlumberger Technology Corporation – one of the industry’s most respected oil-field services companies ✓ Exclusive rights to ERII’s VorTeq for on-shore hydraulic fracturing ➢ Upfront $75M exclusivity fee ➢ Two separate $25M milestone payments (for a total of $50M) subject to certain KPI’s • Milestone 1: Frac at product licensee test facility • Milestone 2: Frac on E&P well ✓ Commercialization Highlights: ➢ Acceptance standards inclusive of M1 & M2 as well as other performance tests ➢ Product licensee responsible for missile manufacturing, ERII provides PXs, housing and motors ➢ Five years from first unit to full deployment in product licensee fleets ➢ $1.5MM per VorTeq per year ▪ Liberty Oilfield Services carve-out (ERII’s early-stage test partner) ✓ Rights for up to 20 VorTeq units for up to 5 years ✓ ERII provides full missile and cartridges – vendors have been qualified ✓ Commercialization standards differ and thus speed to market may be faster ✓ Pricing based on contractual ROIC Page 13

VORTEQ COMMERCIALIZATION UPDATE

- VorTeq ready for field testing
  - Harder-grade tungsten carbide cartridge components received and completed
  - Missile flow imbalances identified and addressed
- ERII notified that product licensee testing facility unavailable due to major expansion and renovation
  - Facility unavailable until Q3 at the earliest
  - Scheduling of Milestone 1 to be determined based on updated availability of the testing facility
  - Scheduling also dependent on fleet availability
- ERII exploring alternative field test options

VorTeq™



Gen I Missile


VorTeq

Gen II Missile

energy recovery™ Page 14

MTEQ MUD PUMPING SOLUTION Status Quo With MTeq NO MUD PASSES THROUGH THE PUMPS Page 15

MTEQ UNLOCKS VALUE FOR OPERATORS Drilling Configuration with MTeq & Centrifugal Pumps Reduced Logistics Increased Productivity ✓ Lower load requirements ✓ Less rig-up and rig-down ✓ Reduction in planned and time unplanned rig downtime Reduced Operating Cost Higher Reliability & Safety ✓ Reduced R&M ✓ Increased pump life ✓ Less risk of injury ✓ Fewer pumps SAVINGS UP TO $600K PER RIG PER ANNUM* *ERI estimates Page 16

Future PX Development Continuous Innovation Page 17

INDUSTRY AGNOSTIC R&D ALLOCATION PROCESS What criteria qualifies a Fracing market opportunity? ✓ High rates of flow Upstream Drilling ✓ High pressure differentials ✓ High capital intensity ✓ Hostile process fluids Desalination Page 18

EXECUTION OF STRATEGIC R&D Evaluation Criteria to Determine Funding ✓ Value to Customer ✓ Market Size ✓ Net Present Value ✓ IP Potential ✓ Technical Difficulty ✓ Strategic Fit ✓ Internal Competency ✓ Time to Market ✓ Ease of Entry ✓ Concept Uniqueness Page 19

DISRUPTING GLOBAL PUMPING MARKET Global Pumping Market Significant Arbitrage Opportunity Exceeded $53B in 2017 in the Pumping Market US dollars in millions in dollars US ▪ Pump aftermarket components cost industries $9 billion in 2017 ▪ Replacement pump sales exceed $25 billion in 2017 PUMP PRESERVATION OPPORTUNITY EXCEEDS $4B PER ANNUM Source: McIlvaine Pump Report and Management Estimates Page 20

WASTED PRESSURE ENERGY MARKET OPPORTUNITY Energy Recovery Devices Target Wasted Pressure Energy Opportunity in Control Valve and High Performance Excess of $5.5B in 2017 Pump Applications TOTAL MARKET OPPORTUNITY IS SEVERAL ORDERS OF MAGNITUDE GREATER THAN COMPANY REVENUES Source: McIlvaine Pump Report and Management Estimates Page 21

UBIQUITOUS TECHNOLOGY → GROWTH Future Derivative Applications Water Business Provides Funding Mechanism for Future R&D Annual R&D Spend: ▪ 27.5% of OPEX in 2014 ▪ 20.5% of OPEX in 2015 ▪ 27.8% of OPEX in 2016 ▪ 32.9% of OPEX in 2017 Page 22

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